Exhibit 99.1

RBC 2010 Technology, Media and Communications Conference June 9, 2010

Forward Looking Statements and Additional Information This presentation contains statements related to FIS' future plans and expectations and, as such, includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about 2010 revenue growth, adjusted earnings per share, margin expansion and cash flow, as well as other statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; ability of the Company to incur additional debt in order to complete the proposed share repurchase plan announced May 25, 2010; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes no obligation to update any forward-looking statement. 2 This presentation is for informational purposes only and is not an offer to purchase or the solicitation of an offer to sell any shares of the Company's common stock. The solicitation and offer to purchase the Company's common stock will only be made pursuant to the offer to purchase and related materials that the Company will send to its shareholders. Shareholders will be able to obtain free copies of these materials and other documents filed by the Company with the Securities and Exchange Commission when available at www.sec.gov or at the Investors section of the Company's website at www.fisglobal.com/AboutFIS. Shareholders are urged to carefully read these materials prior to making any decision with respect to the offer because they will contain important information about the offer.

Use of Non-GAAP and Pro Forma Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures and acquisition related cash items. Non-GAAP adjustments are recorded in the Corporate and Other segment and do not impact operating segment results. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the appendix. On October 1, 2009, FIS completed the acquisition of Metavante Technologies, Inc. The transaction was treated as a purchase and the results of Metavante are included in the consolidated results of FIS beginning October 1, 2009. For comparative purposes, in accordance with management's desire to improve the understanding of the company's operating performance, the information provided in this presentation assumes the merger was completed on January 1, 2009 and combines Metavante's results with FIS's historical results on a pro forma basis. 3

FIS Today 4 > $5 Billion 2009 pro forma Revenue > $1.4 Billion 2009 pro forma EBITDA Approximately $10 Billion market cap More than 14,000 client relationships .. . . In more than 100 countries Leading Global Financial Technology Provider Note: Calculation based on adjusted revenue and adjusted EBITDA. Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

Leading Global Financial Technology Provider 5 More than 14,000 client relationships in over 100 countries Established operations in more than 27 countries 31,000 employees strong 15,000 U.S. based 16,000 off-shore Milwaukee, WI Little Rock, AR Jacksonville, FL Orlando, FL St. Petersburg, FL United Kingdom Germany Sao Paulo, Brazil Melbourne, Australia Mumbai, India

Key Management Priorities 6 S T R O N G E X E C U T I O N Organic Revenue Growth Intense Client Focus High Performance Culture Achieve Synergy Targets Leverage Combined Product Set, Customer Base, Global Footprint Service, Innovation, Value Attract and Retain Industry's Most Talented Employees Proven Track Record

High Recurring Revenues Broad and Diverse Customer Base Strong Earnings Growth and Free Cash Flow Prudent Capital Management Financial Strength, Robust Business Model 7 Meaningful Margin Expansion

Significant Recurring and Contractual Revenue 8 Processing and Maintenance 85% Professional Services 10% Other 5% Long-term contracts Account based Transaction based Monthly maintenance Consulting services Implementation services Software 3% Equipment 1% Termination Fees 1% Predictability is Enhanced by Long-Term Contracts and High Recurring Revenue Streams Note: Reflects FIS and Metavante pro forma 2009 revenue

Broad and Diverse Client Base 9 Healthcare Government Commercial Approximately 7,000 debit, credit and prepaid card issuers 2,600 core processing customers, including > 300 outside the U.S. Relationships with 40 of the top 50 global banks, including 9 of the top 10 More than 14,000 financial institution clients worldwide Global Reach Solution Leadership Anchor Relationships Expansive Payments Base Growing Non-FI Base 59% revenue in higher growth payment solutions Diversified revenue streams Balanced business model 59% Payment Solutions 41% Financial Solutions 29% Community U.S (< $5B) 16% Int'l 17% Non-FI 49% Payment Solutions 35% Financial Solutions 16% Int'l Note: Reflects FIS and Metavante pro forma 2009 revenue 21% Mid-Tier U.S ($5B - $30B) 17% Top-Tier U.S (> $30B)

Substantial Breadth and Scale Payment Solutions Group 10 Debit Card Processing Prepaid Card Processing Bill Payment Network Solutions Electronic Funds Transfer Automated Clearing House Debit/EFT/ ePayment Credit Card Processing Loyalty Merchant Credit Check Verification and Warranty Payroll Check Cashing Collection Services Retail Check Check Clearing and Settlement Image Solutions Print and Mail Card Production Item Processing & Output Solutions Pay Direct Solutions Electronic Benefit Transactions (EBT) Healthcare Solutions Health and Financial Network Solutions Government Education Healthcare $2.5 Billion 2009 Pro Forma Revenue 49%

Financial Solutions Group 11 $1.8 Billion 2009 Pro Forma Revenue Deposit and Loan Account Processing Accounting and General Ledger Data Access and Integration Lending Solutions Trust and Wealth Management Account Origination Branch Platforms Online Banking Mobile Banking Voice Response Risk Management Regulatory Compliance Core Processing Channel Solutions The only provider with core solutions tailored to financial institutions of every size and type Commercial Services Infrastructure Management Data/Back-Office Processing Global Voice Services Information Technology Services 35%

International Solutions Group 12 $0.8 Billion 2009 Pro Forma Revenue Core banking Payment switch Credit card Origination Core banking Credit card Payment switch Prepaid Merchants Commercial Lending Latin America EMEA Asia Core banking Payment switch ATM (India) Commercial Lending Australasia Credit card Payment switch Emerging Market Mature Market Emerging Market Mature Market Significant Global Presence 12 16% 62% Payment Solutions 38% Financial Solutions

Financial Overview

Financial Highlights 1st Quarter, 2010 14 Adjusted revenue of $1.3 billion, up 3.8% 1.8% increase in constant currency Adjusted EBITDA margin of 28.8%, up 340 bps Adjusted EPS of $0.41 Adjusted free cash flow of $241 million Debt-to-EBITDA of 2.1x at March 31, 2010 Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

Operating Highlights 15 Improving sales momentum Multiple core processing wins across all channels Two new "Top 100" core clients Community and mid-tier competitive takeaways Strong merger related cross-sales, including two "Top 50" banks TouchPoint, NYCE Network services, loan origination, business e-banking and bill payment Significant implementations VTB24 (2nd largest Russian retail bank) implemented FIS Profile core banking suite Visa Vale portfolio conversions (Brazil) Meeting all integration plan milestones On track to achieve $260 million synergy target

Q2 2010 Outlook 16 Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

Debt Outstanding (existing facilities) ($ millions) 17 Debt Summary (1) Term Loan C was repaid in May 2010.

Proposed Leveraged Recapitalization and Share Repurchase Plan $2.5 billion share repurchase plan announced May 25, 2010 Modified "Dutch auction" tender offer Price range of $29.00 to $31.00 per share Complete share repurchase in early to mid-August 18

Proposed Leveraged Recapitalization and Share Repurchase Plan ($ millions)



Funding Considerations

- Amend and extend existing credit facilities
- Existing debt to be repriced at current market rates
- New debt to be comprised of high-yield notes and term loans
- Pro forma debt-to-EBITDA of ~3.5x [1,2]
- All-in effective rate of ~6.0% to 7.0% [1]

Preliminary Pro Forma Debt Outstanding [1]

Debt outstanding 3/31/10	$3,053
New Senior Debt/Term Loans	3,400
Refinance existing Term Loan B	(793)
Term Loan C repaid May 2010	(50)
Preliminary pro forma debt	$5,610

(1) *For illustrative purposes only. Final terms, including pricing and debt composition, are subject to change.*
(2) Calculation assumes ~$5.6 billion gross debt post recapitalization and $1.6B full year 2010 EBITDA based on First Call estimates.

FIS

19

Financial Policy 20 Scheduled debt repayments Targeted leverage ratio: ~ 2.5x New product development Technology enhancements Annual cash dividends of $0.20 per share Fund strategic opportunities Consider additional share repurchases Reduce Outstanding Debt Fund Organic Growth Initiatives Maintain Current Dividend Maintain Financial Flexibility

Appendix

Revenue Composition by Segment 22 Financial Solutions Payment Solutions International Solutions Other 7% Processing and Maintenance 78% Professional Services 15% Processing and Maintenance 90% Other 3% Professional Services 7% Processing and Maintenance 85% Other 5% Professional Services 10% Revenue Model Number of accounts processed New account openings Software maintenance fees Project based fees License fees Revenue Model Transaction fees Project based fees License fees Revenue Model Number of accounts processed Software maintenance fees Transaction fees Project based fees License fees Note: Reflects FIS and Metavante pro forma 2009 revenue

GAAP TO NON-GAAP RECONCILIATION Three Months Ended March 31, 2010 (In millions, except per share data) 23 23

GAAP TO NON-GAAP RECONCILIATION Three Months Ended March 31, 2009 (In millions, except per share data) 24 24

Notes to GAAP to Non-GAAP Reconciliation For the Three-Month Periods ended March 31, 2010 and 2009 25 25

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended March 31, 2010 (In millions) 26 26

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Three Months Ended March 31, 2009 (In millions) 27 27

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION Twelve Months Ended December 31, 2009 (In millions) 28 28

RECONCILIATION OF CASH FLOW MEASURES Three Months Ended March 31, 2010 (In millions) 29 Three months ended March 31, 2010 Three months ended March 31, 2010 Three months ended March 31, 2010 Three months ended March 31, 2010 Three months ended March 31, 2010 GAAP Adj Adjusted Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) Net earnings (1) $ 93.5 $ 59.5 $ 153.0 Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: Non-cash adjustments (2) Non-cash adjustments (2) Non-cash adjustments (2) 165.8 (45.4) 120.4 Working capital adjustments (3) Working capital adjustments (3) Working capital adjustments (3) 12.3 13.8 26.1 Net cash provided by operating activities Net cash provided by operating activities 271.6 27.9 299.5 Capital expenditures Capital expenditures Capital expenditures Capital expenditures Capital expenditures (58.2) - (58.2) Free cash flow Free cash flow Free cash flow Free cash flow Free cash flow $ 213.4 $ 27.9 $ 241.3 (1) Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings ref lect the elimination of the after-tax impact of M&A and related integration costs as Adjustments to Net Earnings reflect the elimination of the after-tax impact of M&A and related integration costs as well as non-cash impairment, stock acceleration charges and purchase price amortization. well as non-cash impairment, stock acceleration charges and purchase price amortization. well as non-cash impairment, stock acceleration charges and purchase price amortization. well as non-cash impairment, stock acceleration charges and purchase price amortization. well as non-cash impairment, stock acceleration charges and purchase price amortization. well as non-cash impairment, stock acceleration cha rges and purchase price amortization. (2) Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acce leration charges and purchase price Adjustments to Non Cash Adjustments reflects the after-tax impact of stock acceleration charges and purchase price amortization. amortization. amortization. amortization. (3) Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. 2009 period, the elimination of accruals related to the acquisition of Metavante. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metav ante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included pro spectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. cash flows for FIS. cash flows for FIS. cash flows for FIS. cash flows for FIS.